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                                                                     Exhibit 4.4


                              CERTIFICATE OF TRUST
                                       OF
                              CHUBB CAPITAL TRUST I
                              ---------------------

      This CERTIFICATE OF TRUST of Chubb Capital Trust I (the "Trust"), is being duly executed and filed by the undersigned, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. Code Section 3801 et seq.) (the "Act").

      1. Name. The name of the statutory trust being formed hereby is "Chubb Capital Trust I."

      2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware is Bank One Delaware, Inc., Three Christina Centre, 201 North Walnut Street, Wilmington, Delaware 19801.

      3. Effective Date. This Certificate of Trust shall be effective as of its filing with the Secretary of the State of Delaware.

      4. Counterparts. This Certificate of Trust may be executed in one or more counterparts.

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                                                                     Exhibit 4.4

      IN WITNESS WHEREOF, the undersigned trustees of the Trust, have executed this Certificate of Trust in accordance with Section 3811(a) of the Act.


                                    BANK ONE DELAWARE, INC., as Delaware Trustee of the Trust

                                    By:     /s/ SANDRA L. CARUBA
                                            --------------------------------
                                    Name:   Sandra L. Caruba
                                    Title:  Senior Counsel


                                    BANK ONE TRUST COMPANY, N.A., as Property
                                    Trustee of the Trust

                                    By:     /s/ SANDRA L. CARUBA
                                            --------------------------------
                                    Name:   Sandra L. Caruba
                                    Title:  Senior Counsel


                                    MICHAEL O'REILLY, not in his individual
                                    capacity but solely as Administrative
                                    Trustee of the Trust

                                    By:     /s/ MICHAEL O'REILLY
                                            --------------------------------
                                    Name:   Michael O'Reilly
                                    Title:  Vice Chairman and Chief Financial
                                            Officer